UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 21, 2015

TALON INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13669	95-4654481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	21900 Burbank Blvd., Suite 270 Woodland Hills, California	91367
	(Address of Principal Executive Offices)	(Zip Code)

(818) 444-4100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2015, we entered into an amended and restated credit agreement (the “Restated Credit Agreement”) with Princess Investment Holdings, Inc. (“Princess Investment”), which amended our existing loan and reimbursement agreement, dated August 10, 2015 (the “Original Loan Agreement”), with Princess Investment to, among other things, increase the borrowing availability under the Loan Agreement from $3,000,000 to $6,000,000 (the “Revolving Loan”) and extend the maturity date of the loan to December 21, 2020 (the “Maturity Date”). Princess Investment may be deemed an affiliate of Kutula Holdings, Ltd., a significant stockholder of our company which also has the contractual right to designate a director to our Board of Directors.

Princess Investment will make advances under the Revolving Loan from time to time as requested by us. We may prepay the Revolving Loan at any time, and amounts prepaid may be re-borrowed through November 21, 2020. The Revolving Loan will accrue interest on the unpaid principal balance at an annual rate of 11.5%. Interest on the Revolving Loan for the period from December 21, 2015 through December 1, 2016 will accrue and be added to principal on December 1, 2016, and thereafter interest will be payable monthly in arrears. No principal payments will be due during the period ending December 31, 2017. Thereafter, principal will payable $25,000 per month during the twelve months ended December 31, 2018, $35,000 per month during the twelve months ended December 31, 2019 and $50,000 per month during the twelve months ended December 31, 2020, with the remaining outstanding principal amount payable on the Maturity Date. The Restated Credit Agreement continues to require payment of a $60,000 loan fee at maturity.

The payment and performance of all our indebtedness and other obligations to Princess Investment, including all borrowings under the Restated Credit Agreement, are guaranteed by our subsidiaries Talon Technologies, Inc. and Tag-It Pacific Limited pursuant to a Guaranty Agreement entered into on August 10, 2015, as amended on December 21, 2015. The payment and performance of all of our indebtedness and other obligations to Princess Investment under the Restated Credit Agreement and related agreements are secured by liens on substantially all of our assets and the assets of our subsidiary guarantors pursuant to a Pledge and Security Agreement entered into on August 10, 2015, as amended on December 21, 2015.

Pursuant to the Restated Credit Agreement, we issued to Princess Investment warrants to purchase 2,000,000 shares of our common stock. The warrants are exercisable immediately upon issuance for a five-year period at an exercise price of $0.18 per share, and include a “cashless” exercise option.

On December 23, 2015, we received an advance from Princess Investment under the Restated Credit Agreement in the amount of $2,000,000, of which $1,622,042 was used to pay in full all indebtedness outstanding under our Commercial Credit Agreement, dated December 31, 2013, with MUFG Union Bank, N.A. (formerly Union Bank, N.A.) (“Union Bank”), as amended to date (as amended, the “Credit Agreement”), which indebtedness was scheduled to mature on December 31, 2016. Following this advance, we had an outstanding principal balance of $4,000,000 under the Revolving Loan and remaining availability of $2,000,000.

Upon repayment of our indebtedness under the Credit Agreement, Union Bank released its liens on our assets and those of our subsidiaries, Princess Investment became our only secured lender, and in addition to the Credit Agreement, the following agreements (the “Security Agreements”) terminated in accordance with their terms: Continuing Guaranties, dated December 31, 2013, executed by our current subsidiaries, Talon Technologies, Inc. and Tag-It Pacific Limited in favor of Union Bank; Security Agreements, dated December 31, 2013, executed by us and our current domestic subsidiary, Talon Technologies, Inc., and Union Bank; a Debenture executed by Tag-It Pacific Limited and Union Bank; an Intercreditor Agreement, dated August 10, 2015, among us, Princess Investment and Union Bank; and a Subordination Agreement, dated August 10, 2015, among us, Princess Investment and Union Bank.

The foregoing summaries of the Restated Credit Agreement, the Pledge and Security Agreement, as amended, the Guaranty Agreement, as amended, and the Warrant Agreement do not purport to be complete and are qualified in their entirety by references to the full text of such agreements, which are attached as Exhibits 10.1-10.6 hereto.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” regarding the termination of the Credit Agreement and the Security Agreements is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” regarding the Restated Credit Agreement is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Restated Credit Agreement, we issued to Princess Investment warrants to purchase 2,000,000 shares of our common stock. The warrants are exercisable immediately upon issuance for a five-year period at an exercise price of $0.18 per share, and include a “cashless” exercise option. The issuance of these securities was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Amended and Restated Credit Agreement, dated December 21, 2015, between the Registrant and Princess Investment Holdings Inc.

10.2

Pledge and Security Agreement, dated August 10, 2015, between the Registrant and Princess Investment Holdings Inc. (Incorporated by referenced to Exhibit 10.24.2 to Quarterly Report on Form 10-Q for the period ended June 30, 2015).

10.3	Amendment to Pledge and Security Agreement, dated December 21, 2015, between the Registrant and Princess Investment Holdings Inc.

10.4

Guaranty Agreement dated August 10, 2015, between the Registrant and Princess Investment Holdings Inc. (Incorporated by referenced to Exhibit 10.24.3 to Quarterly Report on Form 10-Q for the period ended June 30, 2015).

10.5	Amendment to Guaranty Agreement, dated December 21, 2015, between the Registrant and Princess Investment Holdings Inc.

10.6	Warrant Agreement, dated December 21, 2015, between the Registrant and Princess Investment Holdings Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON INTERNATIONAL, INC.

Date: December 28, 2015	By:	/s/ Nancy Agger-Nielsen
Nancy Agger-Nielsen, Chief Financial Officer

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